KemPharm INC

Management Presentation

January 2022

Trademarks herein are held by their respective owners.

Cautionary Note Regarding Presentation Information

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," "believe," "potential," "should," "continue," "could," "intend," "target," "predict," or the negative versions of those words or other comparable words or expressions, although not all forward-looking statements contain these identifying words or expressions. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements include statements regarding the market outlook for AZSTARYS®, potential regulatory and sales milestone and royalty payments pursuant to the License Agreement with an affiliate of Gurnet Point Capital, the potential benefits of AZSTARYS, the clinical development of KP879 and KP1077, the potential benefits of SDX or any other product candidates, and KemPharm's forecasted cash runway. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of KemPharm's Annual Report on Form 10-K for the year ended December 31, 2020, KemPharm's Quarterly Report for the quarter ended September 30, 2021, and KemPharm's other filings with the Securities and Exchange Commission.

While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation.

This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

KEMPHARM VALUE PROPOSITION

Innovative pharmaceutical company discovering and developing novel treatments for CNS and rare diseases

Two FDA approved and partnered medications, AZSTARYS® and APADAZ®, validate approach and science

Focus on high-value areas with significant unmet needs in CNS/rare disease with potential to internally commercialize

Focused on Creating Future Value in High Value Areas with Significant Unmet Needs; Solid Financial Foundation Creates Opportunities

Strategic Focus on CNS/Rare Disease	✓ Build a highly differentiated pipeline of development assets with multiple clinical and regulatory milestones ✓ Focus on high-value areas with significant unmet needs in CNS/rare disease with potential to internally commercialize
KP1077 for the Treatment of Idiopathic Hypersomnia (IH)	✓ High-value opportunity with significant unmet need; represents potential for meaningful near-term value ✓ Potential KemPharm commercial candidate
Other SDX Product Opportunities	✓ Versatility of the SDX family of product candidates could unlock significant value; "pipeline in a pill" ✓ Multiple potential indications with initial focus in sleep disorders
AZSTARYS® License	✓ Expanding launch of AZSTARYS provides ongoing revenue potential from royalties and milestones
Strong Balance Sheet	✓ Cash and equivalents of **$127.8M** as of Dec 31, 2021 ✓ Strong cash position supports development plan and other opportunities ✓ Combined with revenues, **cash runway extends to 2025 and beyond**

Pipeline of Product Candidates with Substantial Milestones in 2022 and Beyond

Indication	Product Candidate	Phase of Development	Anticipated Timing of Next Milestone
Rare Sleep Disorders			
Idiopathic Hypersomnia (IH)	KP1077	Phase 2	Q3 2022
Narcolepsy Type I and II	KP1077	Phase 2	Q4 2022
Sleep Disorders	TBD	In-licensing, acquisition or internal candidate	H2 2022
First-in-Class Therapy			
Stimulant Use Disorder (SUD)	KP879	Final Phase 1 Data	Q1 2022

In-licensed or Acquired Product(s)			
CNS or Related	TBD	Phase 2 or later	H2 2022

Upcoming Clinical, Reg and BD Milestones Create Potential Near-Term Value

Milestone	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023
KP1077 for IH						
Type B meeting with FDA	x					
IND filing			x			
Phase 1 CV differentiation trial		x	x			
Phase 2 trial			x			x
KP1077 for Narcolepsy						
Type B meeting with FDA			x			
IND filing				x		
Phase 2/3 trial initiation				x		
KP879						
Final trial results	x					
Additional clinical stage candidate(s)						

Note: "X" denotes an event, ***blue*** *box denotes activity timeframe*

SDX Product Candidate: KP1077

For the Treatment of Idiopathic Hypersomnia (IH)

Idiopathic Hypersomnia (IH)

- There are 10.3 IH patients per 100,000 people in the US[1]
  - ~37,000 diagnosed IH patients actively seeking treatment[2]
  - Total population may be much larger (not seeking treatment, undiagnosed, misdiagnosed)
- Symptoms are highly debilitating – **IH can be more debilitating than narcolepsy**
  - Chronic daytime sleepiness
  - Long and unrefreshing naps
  - Extreme difficulty waking (sleep inertia and/or sleep drunkenness)
  - Severe brain fog
  - Some experience excessively long sleep times (~25% of patients "long sleepers", >10hrs)
- IH patients report memory problems, errors in habitual activities, mind blank and attention problems as part of their disability
  - KOLs identified depression as a common comorbidity encountered with patients
  - Patient survey data indicates that current medication effectiveness was poorly rated at 5.4/10[3]

Sources: (1) https://doi.org/10.1093/sleep/zsy061.624
(2) https://www.sleepcountshcp.com/what-is-idiopathic-hypersomnia
(3) https://www.sleepcountshcp.com/idiopathic-hypersomnia-treatment-options

If Differentiated, KP1077 Could Gain Significant Share if Priced Between Provigil® and Xywav®/Wakix®

Brand Name Active Ingredient	Sponsor	DEA Schedule	Features	Annual Cost
Xywav (mixed oxybate salts)	Jazz	C-III	• Approved for IH; centrally acting depressant • Dosed twice at night; once before bed and another 4 hrs. later • 75% of patients in Xywav IH trial maintained or added stimulant treatment	**Highest dose $187,000/year**
Provigil/Nuvigil® (modafinil/armodafinil)*	Teva	C-IV	• Approved for treatment of EDS associated with narcolepsy • Numerous drug-drug interactions including with hormonal contraception and antidepressants • Serious adverse events include Stevens-Johnson Syndrome, angioedema, anaphylaxis and multi-organ hypersensitivity	**Provigil $24,000/year**
Various IR/ER methylphenidate products*	Various brands and generics	C-II	• Ritalin® indicated for the treatment of narcolepsy • Ritalin daily dose not to exceed 60 mg • Elevated blood pressure and heart rate; serious cardiovascular effects may also occur	**Varies ~$4,000-$5,000/year**
Wakix (pitolisant)*	Harmony Biosciences	Not Scheduled	• Approved for treatment of EDS or cataplexy in narcolepsy • Significant drug-drug interactions including antidepressants and antihistamines • Contraindicated in severe hepatic impairment • QT interval prolongation	**Highest dose $157,000/year**

Note: Information on this slide was located within each respective package insert; products potentially used off-label for IH are indicated with an *

KP1077 Product Candidate Overview

- 100% Serdexmethylphenidate (SDX) product with multiple dosing options depending on patient needs
  - Dosed either 1x (at bedtime) or 2x (at bedtime and upon waking)
- Features and benefits already demonstrated:
  - **SDX has already been designated C-IV by DEA**
  - No DDI potential especially with hormonal contraceptives and antidepressants
- Potential additional features and benefits to be studied:
  - **Greater tolerability** could allow for higher, more effective dosing (i.e. greater efficacy)
  - Dosing regimen addresses the two primary issues associated with IH
    - Night-time dosing addresses sleep inertia (waking)
    - Morning dosing addresses brain fog; considered most problematic symptom of IH
  - **Lessened effect on heart rate and blood pressure** vs. other MPH products
- Orphan drug designation potential
  - Fast-track eligible
  - Break-through designation eligible
- No generic equivalent and not substitutable; **solid IP through 2037** and potentially beyond

Predicted Pharmacokinetics for Two Potential Dosing Regimens of SDX (Once Daily or B.I.D)


PK after Multiple Oral Doses of SDX
Analyte = d-MPH
d-MPH Concentration (ng/mL)
30
25
20
15
10
5
0
10 PM
12 AM
2 AM
4 AM
6 AM
8 AM
10 AM
12 PM
2 PM
4 PM
6 PM
8 PM
10 PM
Once Daily (10 pm)
BID (10 pm and 8 am)

Plasma concentrations were estimated based on data collected in study KP879.101

Predicted PK is shown for steady state of 240 mg SDX based on single oral dose of 240 mg SDX Cl in KP879.101

KP1077 Value Proposition: Addressing Key Unmet Needs

- **Idiopathic hypersomnia is sometimes considered more debilitating than narcolepsy**
  - *Sleep inertia/waking*: nightly dosing provides increased d-methylphenidate (d-MPH) concentrations upon waking
  - *"Brain fog"*: morning dosing provides long-lasting d-MPH concentrations throughout the entire day
  - The PK profile of KP1077 dosed BID before bed and upon waking provides increased d-MPH concentrations early in the morning upon waking, increased concentrations in the afternoon and a steady concentration throughout the entire waking day
- **There are no approved stimulant therapies for the treatment of IH**
  - *No current therapy adequately addresses sleep inertia and brain fog:* KP1077 can address both AND as already suggested by recent trial results with SDX, at higher concentrations of d-MPH compared to other MPH and stimulant products. This is due to the slow release of d-MPH and lack of significant peaks in concentrations (C_{max}) post-administration. Higher, more tolerable doses of d-MPH may be more efficacious especially in treating brain fog.
  - Patient data shows that current treatments are not effective at controlling symptoms (see Slide 8)
  - Only one other product, Wakix® (pitolisant), is under development in IH

KP1077 Value Proposition: Addressing Key Unmet Needs

- **Many comorbidities and patient demographics complicate treatment; current off-label treatment options have significant limitations and provide limited symptom relief**
  - *Brain fog is so debilitating that current, tolerable stimulant treatment doses are inadequate*:
    - The ability to dose higher with fewer negative side-effects, including those associated with blood pressure (BP) and heart rate (HR), compared to current off-label treatments have the potential to more adequately address brain fog
  - *High BP and HR increases are associated with other stimulant treatments; could lead to dose limitations, discontinuation or contraindication (est. ~50% of US population has HBP)*[1]
    - Due to the unique pharmacokinetic profile of SDX, KP1077 may be demonstrably better than current stimulants including MPH products with regards to BP and HR
  - *Modafinil/armodafinil can interfere with contraception*:
    - SDX does not have drug interactions with contraception
  - *Depression is a common comorbidity with IH; modafinil/armodafinil and Wakix® both have significant drug interactions with the most commonly prescribed antidepressants*:
    - SDX does not interfere with antidepressant metabolism

(1) https://www.cdc.gov/bloodpressure

KP1077 Could Capture a Large Share of the IH Market Based on Potential Clinical Differentiation and Combination Use

- It is estimated that ~37K patients are currently diagnosed with IH and actively seeking treatment[1]
- Xywav® received FDA approval in August 2021 as the first therapy for IH
- According to analysts, Xywav projected sales are ~$300 million for IH by the end of 2025
    - Assuming an average price of ~$94K per patient per year, IH patient share for Xywav by 2025 is expected to be ~3,200 patients (~9% of diagnosed patients)[2]
- Potential factors that may result in higher adoption of KP1077, compared to Xywav or Wakix®:
    - **MOA and improved efficacy of KP1077:** positioned as a monotherapy and combination use with oxybate (Xyrem, Xywav or others)
    - **KP1077 safety profile**: Schedule IV, lack of drug-drug-interaction with hormonal contraceptives which is an issue with modafinil, reduced risk of adverse events compared to current off-label IH therapies
    - **Xywav barriers to uptake**: clinical trial discontinuation rate of ~11% due to treatment emergent adverse events, boxed warning for CNS depression, abuse and misuse potential, REMS program, negative stigma associated with GHB[3]
    - **Xywav promotion and disease awareness:** may result in expansion of diagnosed patient population (e.g., Jazz Pharmaceuticals and Hypersomnia Foundation launched a campaign to increase understanding and awareness about idiopathic hypersomnia in March 2021)[2]
    - **Wakix barriers to uptake:** DDI, especially with antidepressants and antihistamines

Illustrative Market Share based on Potential Differentiation



~37K diagnosed patients
KP1077
Wakix (?)
Xywav ~9%[2]

Sources: (1) https://www.sleepcountshcp.com/what-is-idiopathic-hypersomnia
(2) https://investor.jazzpharma.com/investors/events-presentations
(3) https://www.reuters.com/business/healthcare-pharmaceuticals/us-fda-approves-jazz-pharmas-drug-excessive-daytime-sleepiness-2021-08-12/

Business Development Focus

Pipeline Additions through In-Licensing, Other Product Opportunities

Pipeline Expansion Strategy to Accelerate Value Creation

- Our strategic focus, including review of internal development candidates, is guided by these criteria:
  - **Commercial Opportunity** (physician/KOL input, payor research, competitive landscape)
  - **Risk** (clinical, development, regulatory)
  - **Time, Cost and Need** (cost of development, timeline to approval, strategic considerations)
- External focus is primarily within the broad CNS/rare diseases space, including these examples:
  - **Neurology and neurodegenerative diseases**: Alzheimer's, Parkinson's and Huntington's Disease
  - **Psychiatric disorders**: indications focused on more niche market opportunities like psychedelics
  - **Rare diseases** and other niche markets
  - **Adjacent or related therapeutic categories**: gastroenterology, metabolic diseases, endocrinology
- Seeking assets in Phase 2 stage or later, subject to our evaluation criteria, for in-licensing/acquisition
  - Later stage clinical candidates can add clinical trial data catalysts, driving investor interest and, if successful, potential for value creation
  - Multi-channel development program with multiple product candidates diversifies risks and adds products for potential commercialization

Additional Serdexmethylphenidate (SDX) Opportunities

- SDX also provides an opportunity to explore indications outside ADHD and IH
  - SDX is the only C-IV methylphenidate-based product; all others are C-II
  - SDX has a unique PK profile allowing for gradual and continuous release throughout the day
  - Currently there is no generic equivalent and not substitutable
- SDX should provide benefit to patients with both Type I and II narcolepsy
  - Initiate clinical trial shortly after IH trial initiation
- As discussed previously and recent trial data suggested, SDX could potentially be a treatment option for Stimulant Use Disorder (SUD)
  - KP879 clinical trial data was compelling and scientific rationale still exists
  - Challenging and lengthy development program will be required
  - Seeking partnership with government, academia and/or industry to advance

Outlook and Milestones

Strong Foundation Built with AZSTARYS®
and a Solid Balance Sheet

AZSTARYS® Launch Gaining Traction with National Rollout and Strong Balance Sheet Supports Ongoing Development

- Recent wins in payor access has led Corium to accelerate their national rollout of AZSTARYS.
  - **As of Jan 1, 2021, over 100 million commercial and Medicaid** lives have access to AZSTARYS, which is 2x coverage from the beginning of October 2021[1]
  - Recent wins in payor access have contributed to Corium accelerating its national rollout of AZSTARYS
  - Full national field team staffing expected to be in place by end of Jan 2022 to support national rollout planned for Q1 2022
- Accelerating launch efforts will support KemPharm's potential for earning sales milestones in 2022
- Our balance sheet provides a solid foundation to support our ongoing development efforts
  - Cash and cash equivalents was $**127.8M** as of December 31, 2021
  - **Available capital combined with revenues extends cash runway through 2025 and beyond**
  - $50M share repurchase program in place through 2023
  - ATM has not been utilized and is available for targeted uses, but only if needed
  - We intend to convert current S-1 to an S-3 to eliminate requirement for continuous update filings

Source: (1) Estimate from Corium, Inc.

Clinical and Regulatory Milestones in 2022

Milestone	Q1 2022	Q2 2022	Q3 2022	Q4 2022
KP1077 for IH				
Type B meeting with FDA	x			
IND filing			x	
Phase 1 CV differentiation trial		x		
Phase 2 trial initiation			x	
KP1077 for Narcolepsy				
Type B meeting with FDA			x	
IND filing				x
Phase 2/3 trial initiation				x
KP879				
Final trial results	x			

*Note: "X" denotes an event, **blue** box denotes activity timeframe*

KemPharm: Looking Ahead

Initiation of KP1077 Development Program

- ✓ Substantial high-value opportunity with significant unmet need
- ✓ IND filing in mid-2022, Phase 2 trial initiation as early as Q3 2022

Opportunities to Further Expand Pipeline

- ✓ Continuing efforts to build a highly differentiated pipeline of development assets
- ✓ Focused on high-value areas with significant unmet needs in **CNS/rare disease** with potential to internally commercialize

AZSTARYS® Launch Gaining Traction

- ✓ Full national team in place by end of Jan 2022
- ✓ **100M+ covered commercial and Medicaid lives** as of Dec 31, 2021
- ✓ Expanding launch of AZSTARYS supports revenue potential from royalties and milestones in 2022

Strong Balance Sheet to Support Value Creation

- ✓ Cash and cash equivalents of **$127.8M** as of Dec 31, 2021
- ✓ Solid balance sheet supports development efforts and other pipeline expansion activities
- ✓ **Available capital + revenues extends cash runway through 2025 and beyond**